Exhibit 99.3
Compass Diversified Holdings
PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited)
     The following unaudited pro forma condensed combined balance sheets as of December 31, 2006 and September 30, 2007, give effect to the following transactions, as if the following transactions had been completed as of the respective balance sheet date:
•	The acquisition of approximately 76% of Fox Factory, Inc. (“Fox”) as further described on Form 8-K that we filed on January 8, 2008 for a total cash investment of approximately $87.4 million;

•	The acquisition of Staffmark Investment LLC (“Staffmark”) by our subsidiary, CBS Personnel Holdings, Inc. as further described on Forms 8-K that we filed on December 20, 2007 and January 23, 2008 for a total cash investment of approximately $83.9 million; and

•	The completion of the credit facility expansion used to finance these two acquisitions as further described on Form 8-K that we filed on December 11, 2007.
     The purchase price for each of these acquisitions is subject to adjustment and is further subjected to the finalization of the preliminary purchase price allocation. The actual amount of working capital adjustments, which we do not expect to be material, will depend upon the actual working capital of Fox as of January 4, 2008 and Staffmark as of January 21, 2008, the actual closing dates for these two businesses.
     The following unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and for the nine months ended September 30, 2007, give effect to the acquisition of Fox and Staffmark and the credit facility expansion as if they had occurred on January 1, 2006. The “as reported” financial information in the unaudited pro forma condensed combined balance sheet at December 31, 2006 and September 30, 2007, and for the year ended December 31, 2006 and nine months ended September 30, 2007, for Fox and Staffmark is derived from the audited financial statements for the year ended December 31, 2006 and the unaudited financial statements for the nine months ended September 30, 2007 of each of the businesses, which are included elsewhere in this form 8-K. The “as reported” financial information for Compass Diversified Holdings at December 31, 2006 and for the year ended December 31, 2006, is derived from the audited financial statements of Compass Diversified Holdings as of December 31, 2006 and for the year ended December 31, 2006 as filed on Form 10-K dated March 13, 2007. The “as reported” financial information for Compass Diversified Holdings at September 30, 2007 and for the nine months ended September 30, 2007, is derived from the unaudited financial statements of Compass Diversified Holdings as of September 30, 2007 and for the nine months ended September 30, 2007 as filed on Form 10-Q dated November 9, 2007.
     The following unaudited pro forma condensed combined financial statements, or the pro forma financial statements, have been prepared assuming that our acquisition of the Fox and Staffmark businesses will be accounted for under the purchase method of accounting. Under the purchase method of accounting, the assets acquired and the liabilities assumed will be recorded at their respective fair value at the date of acquisition. The total purchase price has been allocated to the assets acquired and liabilities assumed based on estimates of their respective fair values, which are subject to revision if the finalization of the respective fair values results in a material difference to the preliminary estimate used.
     The unaudited pro forma condensed combined statement of operations includes the results of operations for Fox and Staffmark as if they were purchased on January 1, 2006 and the actual historical results of operations of our other businesses as of the date of acquisition, which was May 16, 2006 for our initial businesses, August 1, 2006 for Anodyne Medical Device, February 28, 2007 for Aeroglide Corporation and Halo Branded Solutions, Inc and August 31, 2007 for American Furniture Manufacturing, Inc. As such these pro forma financial statements are not necessarily indicative of operating results that would have been achieved had the transactions described above been completed at the beginning of the period presented and should not be construed as indicative of future operating results.
     You should read these unaudited pro forma condensed financial statements in conjunction with the accompanying notes, the financial statements of Fox and Staffmark included in this Form 8-K and the consolidated financial statements for the Trust and the Company, including the notes thereto as previously filed.

Compass Diversified Holdings
Condensed Combined Pro Forma Balance Sheet
at September 30, 2007
(Unaudited)

						Pro Forma
	Compass					Combined
	Diversified	Credit				Compass
	Holdings as	Facility	Fox	Staffmark	Pro Forma	Diversified
	Reported	Expansion*	(as reported)	(as reported)	Adjustments	Holdings
	($ in thousands)
Assets
Current assets:
Cash and cash equivalents	$6,397	$145,300	$	$10,947	$(145,300)	$17,344
Accounts receivable, net	126,398		15,023	54,818		196,239
Inventories	33,238		13,971			47,209
Prepaid expenses and other current assets	17,123		298	13,764		31,185

Total current assets	183,156	145,300	29,292	79,529	(145,300)	291,977
Property and equipment, net	27,017		4,333	3,247	987	35,584
Goodwill	265,025			64,294	20,920	350,239
Intangible assets, net	209,017			25,540	83,446	318,003
Deferred debt issuance costs	5,249	4,700				9,949
Other non-current assets	18,753		285	939		19,977

Total assets	$708,217	$150,000	$33,910	$173,549	$(39,947)	$1,025,729

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$97,972	$	$11,350	$50,068	$5,000	$164,390
Due to related party	524					524
Current portion of debt	26,864		2,387	14,500	9,113	52,864

Total current liabilities	125,360		13,737	64,568	14,113	217,778
Long-term debt		150,000	1,126	69,725	(70,851)	150,000
Supplemental put obligation	19,167					19,167
Long-term deferred income taxes	67,339					67,339
Other non-current liabilities	19,494			19,469		38,963

Total liabilities	231,360	150,000	14,863	153,762	(56,738)	493,247
Minority interest	30,393			356	55,269	86,018
Total stockholders’ equity	446,464		19,047	19,431	(38,478)	446,464

Total liabilities and stockholders’ equity	$708,217	$150,000	$33,910	$173,549	$(39,947)	$1,025,729

*	Reflects the issuance of term loan notes and the net proceeds received from the issuance of such notes, after deducting related transaction fees and expenses of approximately $4.7 million that were used to partially finance the acquisitions of Fox and Staffmark.

Compass Diversified Holdings
Condensed Combined Pro Forma Balance Sheet
at December 31, 2006
(Unaudited)

						Pro Forma
	Compass					Combined
	Diversified	Credit				Compass
	Holdings as	Facility	Fox	Staffmark	Pro Forma	Diversified
	Reported	Expansion*	(as reported)	(as reported)	Adjustments	Holdings
	($ in thousands)
Assets
Current assets:
Cash and cash equivalents	$7,006	$145,300	$540	$10,177	$(145,300)	$17,723
Accounts receivable, net	74,899		8,701	61,303		144,903
Inventories	4,756		10,491			15,247
Prepaid expenses and other current assets	7,059		410	9,925		17,394
Current assets of discontinued operations	46,636					46,636

Total current assets	140,356	145,300	20,142	81,405	(145,300)	241,903
Property and equipment, net	10,858		2,828	3,712	2,493	19,891
Goodwill	159,151			64,295	20,131	243,577
Intangible assets, net	128,890			25,564	83,422	237,876
Deferred debt issuance costs	5,190	4,700				9,890
Other non-current assets	15,894		185	932		17,011
Assets of discontinued operations	65,258					65,258

Total assets	$525,597	$150,000	$23,155	$175,908	$(39,254)	$835,406

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$52,900	$	$6,459	$47,492	$5,000	$111,851
Due to related party	469					469
Current portion of debt	87,604		184	11,600	14,216	113,604
Current portion of supplemental put obligation	7,880					7,880
Current liabilities of discontinued operations	14,019					14,019

Total current liabilities	162,872		6,643	59,092	19,216	247,823
Long-term debt		150,000	590	83,572	(84,162)	150,000
Supplemental put obligation	14,576					14,576
Deferred income taxes	41,337					41,337
Non-current liabilities of discontinued operations	6,634					6,634
Other non-current liabilities	17,336			19,233		36,569

Total liabilities	242,755	150,000	7,233	161,897	(64,946)	496,939
Minority interest	27,131			357	55,268	82,756
Total stockholders’ equity	255,711		15,922	13,654	(29,576)	255,711

Total liabilities and stockholders’ equity	$525,597	$150,000	$23,155	$175,908	$(39,254)	$835,406

*	Reflects the issuance of term loan notes and the net proceeds received from the issuance of such notes, after deducting related transaction fees and expenses of approximately $4.7 million that were used to partially finance the acquisitions of Fox and Staffmark.

Compass Diversified Holdings
Condensed Combined Pro Forma Statement of Operations
for the nine months ended September 30, 2007
(Unaudited)

					Pro Forma
	Compass				Combined
	Diversified				Compass
	Holdings as	Fox	Staffmark	Pro Forma	Diversified
	Reported	(as reported)	(as reported)	Adjustments	Holdings
	(in thousands)
Net Sales	$629,820	$75,724	$434,772	$	$1,140,316
Cost of Sales	466,037	54,222	360,404	215	880,878

Gross profit	163,783	21,502	74,368	(215)	259,438
Operating expenses:
Staffing Expense	41,922		41,535		83,457
Selling, general and administrative expense	76,994	14,526	21,648		113,168
Supplemental put expense	4,591				4,591
Fees to Manager	7,477			3,404	10,881
Research and development expense	1,120				1,120
Amortization expense	14,382			7,078	21,460

Operating income (loss)	17,297	6,976	11,185	(10,697)	24,761
Other income (expense):
Interest income	1,898				1,898
Interest expense	(4,271)	(86)	(4,952)	(7,070)	(16,379)
Amortization of debt issuance costs	(861)			(587)	(1,448)
Other income (expense), net	275	34	(24)		285

Income (loss) from continuing operations before provision for income taxes and minority interest	14,338	6,924	6,209	(18,354)	9,117
Provision for income taxes	5,699	17	239		5,955
Minority interest	869			248	1,117

Income (loss) from continuing operations	$7,770	$6,907	$5,970	$(18,602)	$2,045

Income from continuing operations per share	$0.30				$0.08

Weighted average number of shares outstanding	26,316				26,316

Compass Diversified Holdings
Condensed Combined Pro Forma Statement of Operations
for the year ended December 31, 2006
(Unaudited)

					Pro Forma
	Compass				Combined
	Diversified				Compass
	Holdings as	Fox	Staffmark	Pro Forma	Diversified
	Reported	(as reported)	(as reported)	Adjustments	Holdings
	(in thousands)
Net Sales	$410,873	$87,846	$624,484	$	$1,123,203
Cost of Sales	311,641	61,792	520,409	436	894,278

Gross profit	99,232	26,054	104,075	(436)	228,925
Operating expenses:
Staffing Expense	34,345		54,270		88,615
Selling, general and administrative expense	36,732	17,450	29,829		84,011
Supplemental put expense	22,456				22,456
Fees to Manager	4,376			4,538	8,914
Research and development expense	1,806				1,806
Amortization expense	6,774			9,437	16,211

Operating income (loss)	(7,257)	8,604	19,976	(14,411)	6,912
Other income (expense):
Interest income	807				807
Interest expense	(6,130)	(152)	(6,373)	(9,657)	(22,312)
Amortization of debt issuance costs	(779)			(783)	(1,562)
Loss on debt extinguishment	(8,275)				(8,275)
Other income (expense), net	541	58	(2,089)		(1,490)

Income (loss) from continuing operations before provision for income taxes and minority interest	(21,093)	8,510	11,514	(24,851)	(25,920)
Provision (benefits) for income taxes	5,298	(29)	134	1,300	6,703
Minority interest	1,245			332	1,577

Income (loss) from continuing operations	$(27,636)	$8,539	$11,380	$(26,483)	$(34,200)

Income (loss) from continuing operations per share	$(2.18)				$(2.70)

Weighted average number of shares outstanding	12,686				12,686

Notes to Pro Forma Condensed Combined Financial Statements
(Unaudited)
     This information in Note 1 provides all of the pro forma adjustments from each line item in the pro forma Condensed Combined Financial Statements. Note 2 describes how the adjustments were derived or calculated. Unless otherwise noted, all amounts are in thousands of dollars ($000).
Note 1. Pro Forma Adjustments

		At		At
		December 31, 2006		September 30, 2007
	Balance Sheet:
1.	Cash and cash equivalents
	Revolving credit borrowing to partially fund acquisition of Staffmark	$26,000	(a)	$26,000	(a)
	Use of cash to fund acquisitions of Fox and Staffmark	(171,300	) (b)	(171,300	) (b)

		$(145,300)		$(145,300)

2.	Property and equipment, net
	Fox	$2,493	(c)	$987	(c)

3.	Goodwill
	Fox	$18,636	(c)	$14,278	(c)
	Staffmark	1,495	(d)	6,642	(d)

		$20,131		$20,920

4.	Intangible assets, net
	Fox	$57,300	(c)	$57,300	(c)
	Staffmark	26,122	(d)	26,146	(d)

		$83,422		$83,446

5.	Accrued expenses
	Staffmark	$5,000	(d)	$5,000	(d)

6.	Current portion of debt
	Compass Diversified Holdings	$26,000	(a)	$26,000	(a)
	Fox	(184	) (c)	(2,387	) (c)
	Staffmark	(11,600	) (d)	(14,500	) (d)

		$14,216		$9,113

7.	Long-term debt
	Fox	$(590	) (c)	$(1,126	) (c)
	Staffmark	(83,572	) (d)	(69,725	) (d)

		$(84,162)		$(70,851)

8.	Minority interest
	Fox	$7,725	(c)	$7,725	(c)
	Staffmark	47,543	(d)	47,544	(d)

		$55,268		$55,269

9.	Total stockholders’ equity
	Fox	$(15,922	) (c)	$(19,047	) (c)
	Staffmark	(13,654	) (d)	(19,431	) (d)

		$(29,576)		$(38,478)

Statement of Operations:

		Year Ended		Nine Months
				Ended
		December 31, 2006		September 30, 2007
1.	Amortization expense
	Fox	$5,084	A(1)	$3,813	A(1)
	Staffmark	4,353	B (1)	3,265	B (1)

		$9,437		$7,078

2.	Depreciation expense
	Fox	$436	A(2)	$215	A(2)

3.	Interest expense
	Staffmark	$(6,373	) B(2)	$(4,952	) B(2)
	Compass Diversified Holdings	16,030	D	12,022	D

		$9,657		$7,070

4.	Fees to manager
	Compass Diversified Holdings	$4,538	C	$3,404	C

5.	Amortization of debt issuance cost
	Compass Diversified Holdings	$783	G	$587	G

6.	Income tax expense
	Staffmark	$1,300	E	$—	E

7	Minority interest
	Compass Diversified Holdings	$332	F	$248	F

Note 2. Pro Forma Adjustments by Business
As a further illustration, we have grouped the pro forma adjustments detailed in Note 1 to the Pro Forma Condensed Financial Statements by each business to show the combine effect of the pro forma adjustments on each business.
Balance Sheet

	At	At
	December 31, 2006	September 30, 2007
a. Reflects borrowings from the revolving credit facility to partially fund the Staffmark acquisition:
Cash	$26,000	$26,000
Current portion of debt	(26,000)	(26,000)

	$—	$—

b. Reflect the use of cash for the acquisitions of Fox and Staffmark:
Fox– see note c	$(87,400)	$(87,400)
Staffmark – see note d	(83,900)	(83,900)

	$(171,300)	$(171,300)

c. Fox Acquisition
     The following information represents the pro forma adjustments made by us in Note 1 to reflect our acquisition of a 76.0% equity interest in and loans to Fox for a total cash investment of approximately $87.4 million. This investment of $87.4 million at December 31, 2006 was assigned to assets of $101.5 million, current liabilities of $6.4 million consisting of the historical carrying values for accounts payable and accrued expenses and $7.7 million to minority interest. The asset allocation represents $20.2 million of current assets valued at their historical carrying values, property and equipment of $5.4 million valued through a preliminary asset appraisal, $57.3 million of intangible assets and $18.6 million of goodwill representing the excess of the purchase price over identifiable assets.
     This investment of $87.4 million at September 30, 2007 was assigned to assets of $106.4 million, current liabilities of $11.3 million consisting of the historical carrying values for accounts payable and accrued expenses and $7.7 million to minority interest. The asset allocation represents $29.3 million of current assets valued at their historical carrying values, property and equipment of $5.4 million valued through a preliminary purchase asset appraisal, $57.3 million of intangible assets and $14.4 million of goodwill representing the excess of the purchase price over identifiable assets
     The preliminary intangible asset values at both December 31, 2006 and September 30, 2007 consist principally of customer relationships valued at $11.5 million, trade names valued at $13.3 million and core technology valued at $32.5 million.
     The customer relationships were valued at $11.5 million using an excess earnings methodology, in which an asset is valuable to the extent that the asset enables its owner to earn a return in excess of the required returns on and of the other assets utilized in the business. Customer relationships were analyzed separately for the OEM and after market segments of the business.
     The trade names were valued at $13.3 million using a royalty savings methodology, in which an asset is valuable to the extent that ownership of the asset relieves the company from the obligation of paying royalties for the benefits generated by the asset. The key assumptions in this analysis were a royalty rate equal to 1.5% of sales, a royalty sales base equal to 100% of Fox’s total sales, a risk-adjusted discount rate of 13.5%, and an indefinite remaining useful life.
     The core technology was valued at $32.5 million using a royalty savings methodology, in which an asset is valuable to the extent that ownership of the asset relieves the company from the obligation of paying royalties for the benefits generated by the asset. The key assumptions in this analysis were a royalty rate equal to 6.5% of sales, an initial royalty sales base equal to 100% of Fox’s total sales, an obsolescence factor (reflecting the rate at which the utility of the core technology degrades relative to time) of 6.7% per annum, a risk-adjusted discount rate of 13.5%, and a remaining useful life of 8 years.

     The value assigned to minority interest was derived from the equity value contributed by the minority holders at the time of acquisition.
1.	Reflects (1) purchase accounting adjustments to reflect Fox’s assets acquired and liabilities assumed at their estimated fair values, (2) redemption of existing debt of Fox and (3) elimination of Fox’s historical shareholders’ equity:

	At	At
	December 31, 2006	September 30, 2007
Property and equipment	$2,493	$987
Goodwill	18,636	14,278
Intangible assets	57,300	57,300
Current portion of long-term debt	184	2,387
Long-term debt	590	1,126
Establishment of minority interest	(7,725)	(7,725)
Elimination of historical shareholders’ equity	15,922	19,047

Cash used to fund acquisition	$87,400	$87,400

d. Staffmark Acquisition
     The following information represents the pro forma adjustments made by us in Note 1 to reflect the acquisition by our subsidiary CBS Personnel Holdings, Inc (“CBS”) to acquire Staffmark for a total cash investment of approximately $83.9 million. This investment of $83.9 million at December 31, 2006 was assigned to assets of $203.6 million, current liabilities of $52.5 million consisting largely of the historical carrying values for accounts payable and accrued expenses, $19.3 million of other non current liabilities consisting primarily of workers’ compensation reserves and $47.9 million to minority interest. The asset allocation represents $81.4 million of current assets valued at their historical carrying values, property and equipment of $3.7 million valued through a preliminary asset appraisal, $51.7 million of intangible assets, $0.9 million of other assets and $65.8 million of goodwill representing the excess of the purchase price over identifiable assets.
     This investment of $83.9 million at September 30, 2007 was assigned to assets of $206.4 million, current liabilities of $55.1 million consisting of the historical carrying values for accounts payable and accrued expenses, $19.5 million of other non current liabilities consisting primarily of workers’ compensation reserves and $47.9 million to minority interest. The asset allocation represents $79.5 million of current assets valued at their historical carrying values, property and equipment of $3.2 million valued through a preliminary purchase asset appraisal, $51.7 million of intangible assets, $0.9 million of other assets and $71.0 million of goodwill representing the excess of the purchase price over identifiable assets.
     The preliminary intangible asset values at both December 31, 2006 and September 30, 2007 consist principally of customer relationships valued at $25.0 million; trademarks valued at $25.6 million and non-compete covenants of $1.1 million.
     The customer relationships were valued at $25.0 million using an excess earnings methodology, in which an asset is valuable to the extent that the asset enables its owner to earn a return in excess of the required returns on and of the other assets utilized in the business. Customer relationships were analyzed separately for the retail, transportation, output solutions and executive search segments of the business.
     The trade names were valued at $25.0 million using a royalty savings methodology, in which an asset is valuable to the extent that ownership of the asset relieves the company from the obligation of paying royalties for the benefits generated by the asset. The key assumptions in this analysis were a royalty rate equal to 0.8% of sales, a royalty sales base equal to 100% of Staffmark’s total sales, a risk-adjusted discount rate of 15.2% and a remaining useful life of 15 years.
     The non-compete agreements were valued in aggregate (for two Staffmark executives) at $1.1 million.

     The value assigned to minority interest was derived from the equity value of the shares of CBS issued to the minority holders at the time of acquisition.
1.	Reflects (1) purchase accounting adjustments to reflect Staffmark’s assets acquired and liabilities assumed at their estimated fair values, (2) redemption of existing debt of Staffmark and (3) elimination of Staffmark’s historical shareholders’ equity:

	At	At
	December 31, 2006	September 30, 2007
Goodwill	$1,495	$6,642
Intangible assets	26,122	26,146
Accrued expenses	(5,000)	(5,000)
Current portion of long-term debt	11,600	14,500
Long-term debt	83,572	69,725
Elimination of historical minority interest	357	356
Establishment of minority interest	(47,900)	(47,900)
Elimination of historical shareholders’ equity	13,654	19,431

Cash used to fund acquisition	$83,900	$83,900

Statement of Operations:

				Nine Months
			Year Ended	Ended
			December 31,	September 30,
			2006	2007
A.
The following entries represent the pro forma adjustments made by us in Note 1 to reflect the effect of our acquisition of Fox upon the results of their operations for the year ended December 31, 2006 and for nine months ended September 30, 2007 as if we had acquired Fox on January 1, 2006:

	1.	Additional amortization expense of intangible assets resulting from the acquisition of Fox:

		Customer relationship – OEM of $7,700 which will be amortized over 12 years	$642	$482
		Customer relationship – after market of $3,800 which will be amortized over 10 years	380	285
		Core technology of $32,500 which will be amortized over 8 years	4,062	3,046

		Total	$5,084	$3,813

	2.	Additional depreciation expense resulting from the acquisition of Fox	$436	$215

B.
The following entries represent the pro forma adjustments made by us in Note 1 to reflect the effect of our acquisition of Staffmark upon the results of their operations for the year ended December 31, 2006 and for the nine months ended September 30, 2007 as if we had acquired Staffmark on January 1, 2006:

	1.	Additional amortization expense of intangible assets resulting from the acquisition of Staffmark:

		Customer relationships retail of $13,820 which will be amortized over 8 years	$1,728	$1,296
		Customer relationships - transportation of $4,920 which will be amortized over 20 years	246	184
		Customer relationships – output solutions of $5,860 which will be amortized over 20 years	293	220
		Customer relationship – executive search of $380 which will be amortized over 20 years	19	14

		Total	$2,286	$1,174

				Nine Months
			Year Ended	Ended
			December 31,	September 30,
			2006	2007
		Trademarks of $25,630 which will be amortized over 15 years	$1,709	$1,282

		Non-compete agreement of $1,075 which will be amortized over 3 years	$358	$269

		Total amortization	$4,353	$3,265

	2.	Reduction of interest expense with respect to debt redeemed in connection with acquisition of Staffmark	$(6,373)	$(4,952)

C.		Adjustment to record the additional estimated management fee expense pursuant to the Management Services Agreement to be incurred in connection with the acquisition of Fox and Staffmark

		Net purchase price of Fox	$87,400	$87,400
		Net purchase price of Staffmark	83,900	83,900
		Minority interest of Fox	7,725	7,725
		Minority Interest of Staffmark	47,900	47,900

		Additional net assets	226,925	226,925
		Management fee %	2.0%	1.5%

			$4,538	$3,404

D.		Adjustment to record interest expense:

		Interest expense on $150 million term loan at an assumed 8.5% interest rate	$12,750	$9,562
		Interest expense on $26 million of revolving borrowings at an assumed 8.0% interest rate	2,080	1,560
		Letter of credit fee and other	1,200	900

			$16,030	$12,022

E.		Adjustment to record tax expense:

		Tax expense on pro forma net income applicable to Staffmark due to change in structure from a limited liability company to a corporation	$1,300	$—

F.		Adjustment to record the minority interest in net income:

		The adjustment for minority interest was calculated by applying the minority ownership percentage for Fox and Staffmark to the net income applicable to the minority interest holders	$332	$248

G.		Adjustment to record amortization of debt issuance cost:

		$4.7 million of debt issuance cost to be amortized over 6 years	$783	$587